UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2016

EAGLE MOUNTAIN CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-50140	16-1642709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20333 Tomball Pkwy, Suite 204, Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 378-8028

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

On May 1, 2016, Eagle Mountain Corporation, a corporation incorporated under the laws of the State of Delaware (the “Company”) received resignation letter from AWC LLP (“AWC”) (formerly known as Albert Wong & Co., LLP)  as the Company’s independent registered public accounting firm. The resignation of AWC was accepted by the Company’s audit committee.

The principal accountant’s reports of AWC on the financial statements of the Company as of and for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except that the report was qualified as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period through May 1, 2016, there were no disagreements with AWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of AWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through May 1, 2016, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AWC with a copy of the foregoing disclosure and requested AWC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated May 1, 2016, furnished by AWC is filed as Exhibit 16.1 to this Form 8-K.

On May 1, 2016, the Company’s Board of Directors approved the engagement of DCAW (CPA) Limited (“DCAW”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through May1, 2016, neither the Company nor anyone on its behalf consulted with DCAW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that DCAW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2016, the Board of Directors of Eagle Mountain Corporation (the “Company”) approved a change of the Company’s fiscal year from December 31 to March 31. In accordance with certain rules promulgated under the Securities Exchange Act of 1934, as amended, the Company will file a Transition Report on Form 10-K within the time period prescribed by such rules.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from AWC LLP dated May 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MOUNTAIN CORPORATION
Dated: May 2, 2016
	By:	/s/ Ronald Cormick
	Name:	Ronald Cormick
	Title:	Chief Executive Officer